Exhibit (11) under N-1A
                                          Exhibit 23 under Item 601/Reg SK


                CONSENT OF ERNST & YOUNG LLP,INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and to the use of our report dated December 12, 1997, in Post-Effective Amendment Number 14 to the Registration Statement (Form N-1A No. 33-33852) and the related Prospectuses of Federated Max-Cap, Federated Mid-Cap, and Federated Mini-Cap Fund dated December 31, 1997.



By: ERNST & YOUNG LLP
    Ernst & Young LLP
Pittsburgh, Pennsylvania
December 23, 1997